THE MEAD CORPORATION         Exhibit (10.2)
                                                         COMPOSITE
                                                          04/28/94
                       RESTRICTED STOCK PLAN
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ARTICLE I.  GENERAL PROVISIONS
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      Section 1.  Purpose.  The purpose of The Mead Corporation
      ----------  --------
Restricted Stock Plan (the "Plan") is to provide certain compensation to eligible directors and employees in the form of Common Shares ("Shares") of The Mead Corporation (the "Company") which are restricted in accordance with the terms and conditions set forth below and to encourage the continued high level of performance of such directors and employees by increasing the identity of interests of such directors and employees with the shareholders of the Company. The Plan is intended to be an unfunded program established for the purpose of providing compensation for eligible directors and a select group of management employees and is exempt from Parts 1 through 4 of Title I of the Employee Retirement Income Security Act of 1974, as amended.

      Section 2.  Definitions.  For purposes of the Plan, the
      ----------  ------------
following terms shall have the following meanings:

      (a) "Board of Directors" means the Board of Directors of the Company.

      (b) "Change in Control" means the occurrence of any of the following: (i) any "person" or "group" within the meaning of Sections 13(d) and 14(d) (2) of the Securities Exchange Act of 1934, as amended (the "Act"), becomes the "beneficial owner" (as defined in Rule 13d-3 under the Act) of more than 25% of the then outstanding voting shares of the Company otherwise than through a transaction arranged by, or consummated with the prior approval of, the Board of Directors, or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors (and any new director whose election by the Board of Directors or whose nomination for election by the Company's shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority thereof.

      (c) "Committee" means the Compensation Committee of the Board of Directors.

      (d) "Company" means The Mead Corporation; however, when used with reference to employment, "Company" also includes any corporation, partnership or other person or entity at least 10% of the voting or equity interest of which is owned or controlled, directly or indirectly, by the Company.
      (e) "Eligible Director" means any director of the Company who is not also an employee of the Company.

      (f) "Eligible Employee" means any employee of the Company selected by the Committee.

      (g) "Grant Date" means the date on which Restricted Shares are to be granted pursuant to Article II, Section 1.

      (h) "Market Value" means the average of the highest sale price and the lowest sale price of a Share on the date the value of a Share is to be determined, as reported on the New York Stock Exchange - Composite Transactions Tape (or other similar source) or, if no sale is reported for such date, then on the next preceding date for which a sale is reported.

      (i) "Participant" means any individual who holds Restricted Shares granted under the Plan.

      (j) "Restriction Period" means (i) in the case of Restricted Shares granted pursuant to Article II, the period of five years from the date the Restricted Shares are granted, and (ii) in the case of Shares granted pursuant to Article III, the period of three, four or five years (as determined by the Committee) from the date Restricted Shares are granted.

      (k) "Restricted Shares" means any Shares issued or delivered pursuant to the Plan which remain subject to the restrictions set forth in Article I, Section 5 of the Plan.

      (l) "Shares" means the Common Shares, without par value, of the Company.

      Section 3.  Administration.  (a) The Plan shall be
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administered by the Committee.  Subject to the express provisions of the Plan, the Committee and the Board of Directors shall each have authority to construe and interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to the Plan, and to make all other determinations necessary or advisable for administering the Plan. The Committee or the Board of Directors may correct any defect or supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent it shall deem expedient to carry it into effect. The determination of the Committee or the Board of Directors on any matters within the scope of this section shall be conclusive. A majority of the Committee shall constitute a quorum for meetings of the Committee, and the act of a majority of the Committee at a meeting, or an act reduced to or approved in writing by all members of the Committee, shall be the act of the Committee.

In the case of Restricted Shares granted pursuant to Article III, the Committee may in its discretion impose additional conditions or restrictions as to the attainment of specified performance goals during the Restriction Period for all or a portion of the shares or all or a portion of the years in the Restriction Period.

      (b) The Committee may waive or modify at any time any condition or restriction (including, without limitation, any of the restrictions set forth in Article I, Section 5) with respect to any Restricted Shares issued pursuant to the Plan; provided, however, that if such Restricted Shares are registered in the name of a member of the Committee, such member shall not participate in the Committee's decision.

      Section 4.  Shares Subject to the Plan.  Subject to adjustment
      ----------  ---------------------------
as provided in Section 1 of Article IV, the maximum number of Shares which may be granted as Restricted Shares under the Plan is 500,000, and the maximum number of Shares which may be granted as Restricted Shares to any individual pursuant to Section 2 of Article II is 10,000. Shares granted as Restricted Shares under the Plan may be authorized and unissued Shares or Shares held in the Company's treasury. Any Shares which are granted as Restricted Shares under the Plan and which are thereafter forfeited by the Participant may again be granted under the Plan as Restricted Shares.

      Section 5.  Terms and Conditions of Restricted Shares.  (a)
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Subject to the provisions of paragraph (b) of this Section 5,
Restricted Shares issued pursuant to the Plan shall be subject to the following restrictions:

      (i) the Participant shall not be entitled to receive delivery of the certificate for such Restricted Shares until the expiration of the Restriction Period;

      (ii) such Restricted Shares shall not be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restriction Period; and

      (iii) all such Restricted Shares shall be forfeited and all right of the Participant to such Restricted Shares shall terminate without further obligations on the part of the Company if the Participant ceases to be a director of the Company (in the case of a Participant who received Restricted Shares as an Eligible Director) or an employee of the Company (in the case of a Participant who received Restricted Shares as an Eligible Employee) prior to the end of the Restriction Period.

Upon the forfeiture of Restricted Shares, such Shares shall be returned to the status of authorized and unissued Shares or treasury Shares, as determined by the Committee.

      (b)   Notwithstanding the provisions of paragraph (a) of this
Section 5, in the event a Participant ceases to be a director of the Company (in the case of a Participant who received Restricted Shares as an Eligible Director) or an employee of the Company (in the case of a Participant who received Restricted Shares as an Eligible Employee) prior to the end of a Restriction Period as a result of such Participant's death, disability or normal retirement in accordance with the Company's policies, then the restrictions set forth in paragraph (a) of this Section 5 shall immediately cease to apply to (and all rights of the Participant shall immediately vest with respect to):

      (i) all of the Restricted Shares, if any, registered in the name of such Participant which were granted pursuant to
            Section 2 of Article II of the Plan or Article III of the Plan;

      (ii) a number of the Restricted Shares, if any, registered in the name of such Participant which were granted pursuant to Section 1(a) of Article II of the Plan (rounded to the nearest whole share) determined as if such restrictions had ceased with respect to 20% of such Restricted Shares on the date on which such Restricted Shares were granted and on each anniversary of such date occurring prior to the Participant's death, disability or retirement; and

      (iii) a number of the Restricted Shares, if any, registered in the name of such Participant which were granted pursuant to Section 1(b) of Article II of the Plan (rounded to the nearest whole share) equal to the number of Restricted Shares which on the date such Restricted Shares were granted had a Market Value equal to the product of $7,500 times the number of full or partial calendar years expiring since such Restricted Shares were granted and prior to the Participant's death, disability or retirement.

In the event a Participant who received Restricted Shares as an Eligible Employee ceases to be an employee prior to the end of a Restriction Period as a result of such Participant's early retirement in accordance with the Company's policies, such Restricted Shares shall not be forfeited; however, the restrictions set forth in paragraphs (a)(i), (a)(ii) and (a)(iii) of this Section 5 shall continue until the earlier of the end of the Restriction Period or the date of such Participant's retirement in accordance with the Company's normal retirement policies; provided that, in any event, all such Restricted Shares shall be forfeited and all rights of the Participant to such Restricted Shares shall terminate without further obligations on the part of the Company if the Participant, directly or indirectly, individually or as an agent, officer, director, employee, shareholder (excluding being the holder of any stock which represents less than 1% interest in a corporation), partner or in any other capacity whatsoever engages prior to the time such restrictions cease to apply in any activity competitive with or adverse to the Company's business or in the sale, distribution, production or attempted sale or distribution of any goods, products or services then sold or being developed by the Company.

      (c) Upon the occurrence of a Change in Control, all of the restrictions set forth in this Section 5 shall immediately cease to apply to all Restricted Shares issued pursuant to the Plan, except to the extent that the lapse of such restrictions would, in the opinion of counsel selected by the Company's independent auditors, constitute "parachute payments" within the meaning of Section 280G(b)(2)(A) of the Internal Revenue Code (the "Code") and, when added to any other "parachute payments" which would be received by the Participant pursuant to the terms of any other plan, arrangement or agreement with the Company, any person whose actions result in a change in control of the Company or any person affiliated with the Company or such person, would be subject to the tax imposed by
Section 4999 of the Code.

      (d) At the end of the Restriction Period, or at such earlier time as it is provided for in paragraphs (b) or (c) of this Section 5, the restrictions applicable to the Restricted Shares pursuant to this Section 5 shall cease and a share certificate for the number of Restricted Shares with respect to which the restrictions have ceased shall be delivered, free of all such restrictions and all restrictive legends, to the Participant or the Participant's beneficiary or estate, as the case may be.

      (e) If required by the Committee, each grant of Restricted Shares shall be evidenced by a written agreement between the Company and the Participant.

      (f) In the event that the restrictions set forth in paragraph (a) of this Section 5 shall cease to apply to any Restricted Shares granted to Eligible Employees subject to Section 16 of the Act prior to the date which is six months after the date of grant of such Restricted Shares, then, notwithstanding any provision to the contrary in this Section 5, the restrictions set forth in paragraphs (a)(i) and (a)(ii) of this Section 5 shall continue in effect until the date which is six months after the date of such grant.

      (g)   Notwithstanding any provision to the contrary in this
Section 5, but subject nonetheless to paragraph (c) of this Section 5, in the case of Restricted Shares granted pursuant to Article III, if the Participant fails to attain specified performance goals set forth with respect to such Restricted Shares during the Restriction Period, the Participant will forfeit such Restricted Shares to the extent specified in the grant of such Restricted Shares and the right of the Participant to such Restricted Shares shall terminate to the extent specified in the grant of such Restricted Shares without any further obligations on the part of the Company.

      Section 6.  Share Certificates; Rights as a Shareholder.
      ----------  --------------------------------------------
      (a) Upon the grant of Restricted Shares pursuant to Article II or Article III of the Plan, the Company shall issue a share certificate registered in the name of the Participant bearing the following legend and any other legend required by any federal or state securities laws:

      "The transferability of this certificate and the Common Shares represented hereby are subject to the restrictions, terms and conditions (including forfeiture and restrictions against sale, assignment, transfer, pledge, hypothecation and other disposition) set forth in The Mead Corporation Restricted Stock Plan. Copies of such Plan will be mailed to any shareholder without charge within five days after receipt of written request therefor address to Secretary, The Mead Corporation, Mead World Headquarters, Courthouse Plaza Northeast, Dayton, OH 45463."

Each such share certificate shall be retained by the Company until the restrictions set forth in Article I, Section 5(a) cease to apply to the Shares represented by such certificate.

      (b) Upon the issuance of a share certificate with respect to Restricted Shares pursuant to paragraph (a) of this Section 6, the Participant shall, subject to all of the terms, conditions and restrictions set forth in the Plan, have all of the rights of a holder of Shares, including the right to vote and to receive dividends and other distributions with respect thereto.


ARTICLE II.  RESTRICTED SHARES FOR ELIGIBLE DIRECTORS
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      Section 1.  Grant of Restricted Shares to Eligible Directors.
      ----------  -------------------------------------------------
(a) On the third business day of January, 1988 and on each fifth anniversary of such date during the term of the Plan, (each such date is hereinafter referred to as a "Grant Date"), the Company shall grant a number of Restricted Shares to each then Eligible Director determined by dividing $37,500 by the Market Value of a Share on the Grant Date (rounded to the nearest whole shares).

      (b) If during the term of the Plan any person becomes an Eligible Director on a date other than a Grant Date, the Company shall grant such person a number of Restricted Shares determined by dividing $37,500 (less the product of $7,500 times the number of full years since the last Grant Date) by the Market Value of a Share (rounded to the nearest whole share) on the date of such person's election to the Board of Directors.

      Section 2.  Election to Receive Compensation as Restricted
      ----------  ----------------------------------------------
Shares. (a) Not later than June 1 of each year during the term of
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the Plan, the Committee shall cause each Eligible Director to be furnished with an appropriate form which enables the director to elect to receive payment in Restricted Shares of a minimum of 20% up to a maximum of 100% (in increments of 10%) of the annual retainer fee to be earned by such director for service on the Board of Directors during the following calendar year which is paid on or after the first day of such calendar year. In order to be effective, the election form must be signed by the director and must be returned to the Committee or its delegate not later than July 1 of the year prior to the year with respect to which the election is being made. All such elections are irrevocable.

      (b) A new Eligible Director may, by filing the prescribed election form, elect to receive the annual retainer fee as Restricted Shares as provided in paragraph (a) of this Section 2 only if the election form is signed and filed at least six months prior to the date of payment of the annual retainer fee to such director.

      (c) If an Eligible Director has elected to receive all or a portion of the annual retainer fee as Restricted Shares as provided in this Section 2, then on the date such fee would otherwise be payable, the Company shall grant to such director a number of Restricted Shares determined by dividing the compensation so to be received by the Market Value of a Share on such date such other compensation would otherwise be payable (rounded to the nearest whole share).


ARTICLE III.  RESTRICTED SHARES FOR ELIGIBLE EMPLOYEES
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      Section 1.  Grant of Restricted Shares to Eligible Employees.
      ----------  -------------------------------------------------
From time to time during the term of the Plan, the Committee may determine that Restricted Shares shall be granted to Eligible Employees either as payment for all or a portion of the compensation to be paid to any Eligible Employee pursuant to the Company's incentive compensation plans, or for any other reason consistent with the purposes of the Plan. Restricted Shares to be granted as payment for all or a portion of incentive compensation shall be granted on the date the compensation is awarded, and the number of Restricted Shares so granted shall be determined by dividing the amount of such compensation by the Market Value of a Share on the date the compensation is awarded (rounded to the nearest whole Share).

ARTICLE IV.  MISCELLANEOUS
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      Section 1.  Adjustments Upon Changes in Capitalization.  Upon
      ----------  -------------------------------------------
any change in the outstanding Shares by virtue of a share dividend or split, recapitalization, merger, consolidation, combination or exchange of shares or other similar change, the number of Restricted Shares which may be granted under the Plan (or the class of shares which may be granted as Restricted Shares) shall be adjusted appropriately by the Committee, whose determination with respect to such adjustment shall be conclusive. Unless the Committee shall otherwise determine, any securities and other property received by a Participant in connection with or as a result of any such change with respect to Restricted Shares (excluding dividends paid in cash) shall be subject to the restrictions then applicable to Restricted Shares under the Plan (including forfeiture), and shall be deposited promptly with the Company to be held in custody until the restrictions cease to apply to the Restricted Shares to which such securities or other property relates.

Notwithstanding the foregoing, however, in the event any rights to purchase Shares are issued pursuant to the Company's Shareholder Rights Plan (or any successor plan) with respect to Restricted Shares, such rights shall cease to be subject to the restrictions applicable to the underlying Restricted Shares at such time, if any, as such rights become exercisable.

      Section 2.  Compliance with Laws.  The issuance or delivery of
      ----------  ---------------------
Shares pursuant to the Plan shall be subject to, and shall comply with, any applicable requirements of federal and state securities laws, rules and regulations (including, without limitation, the provisions of the Securities Act of 1933, the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder), any securities exchange upon which the Shares may be listed and any other law or regulation applicable thereto, and the Company shall not be obligated to issue or deliver any Shares pursuant to the Plan if such issuance or delivery would violate any such requirements. The foregoing shall not, however, be deemed to require the Company to effect any registration of Shares under any such law or regulation.

      Section 3.  Amendment and Termination.  (a) The Board of
      ----------  --------------------------
Directors may from time to time amend the Plan, or any provision thereof, in such respects as the Board of Directors may deem advisable; provided, however, that any such amendment must be approved by the holders of Shares entitling them to exercise a majority of the voting power of the Company if such amendment would:

            (i) materially increase the benefits accruing to participants under the Plan;

            (ii) materially increase the aggregate number of Shares which may be issued and/or delivered or the number of Shares which may be granted to any individual under the Plan;

            (iii) materially modify the requirements as to eligibility for participation in the Plan.

            (b)   The Plan shall terminate, and no additional
Restricted Shares shall be granted under the Plan after, December
31, 1997; provided, however, that the Board of Directors may earlier terminate the Plan at any time.

            (c) No amendment to or termination or expiration of the Plan shall adversely affect any Restricted Shares previously granted under the Plan without the consent of the holder thereof.

            (d) Notwithstanding paragraph (a) of this Section 3, the provisions of Section 1 of Article II may not be amended more than once every six months other than to comport with changes in the Code, ERISA or the rules thereunder.

      Section 4.  Notices.  Each notice relating to the Plan shall
      ----------  --------
be in writing and delivered in person or by mail to the proper address. Each notice shall be deemed to have been given on the date it is delivered or mailed except that an election to receive compensation as Restricted Shares pursuant to Article II, Section 2 shall be deemed to have been given on the date it is received by the Committee. Each notice to the Committee shall be addressed as follows: The Mead Corporation, Mead World Headquarters, Courthouse Plaza Northeast, Dayton, Ohio 45463, Attention: Secretary. Each notice to a Participant shall be addressed to the Participant's address as set forth in the records of the Company. Anyone to whom a notice may be given under this Plan may designate a new address by written notice to the Company or to the Participants, as the case may be.

      Section 5.  Benefits of Plan.  The Plan shall inure to the
      ----------  -----------------
benefit of, and shall be binding upon, each successor and assign of the Company. All rights and obligations imposed upon a Participant and all rights granted to the Company under this Plan shall be binding upon such Participant's heirs, legal representatives and successors. Nothing in the Plan shall be deemed to create any obligation on the part of the Company to nominate any director for re-election or to continue the employment of any employee.

      Section 6.  Taxes.  (a) The Company shall have the right to
      ----------  ------
require, prior to the issuance or delivery of any Restricted Shares, payment by the Participant of any taxes required by law with respect to the issuance or delivery of such Restricted Shares.

            (b) On any date on or after January 1, 1994 that restrictions applicable to Restricted Shares granted (or to be granted) hereunder shall have ceased pursuant to Article I, Section 5 (the "Lapse Date"), and with respect to persons subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "1934 Act") on any date thereafter through the end of the next following period (the "Window Period") specified in Rule 16b-3(e)(3) (or any successor rule) under the 1934 Act, the Participant to whom such Restricted Shares were granted may elect to have the Company retain, from the Restricted Shares to be delivered at the end of the Restriction Period, Shares having a Market Value on the date of delivery equal to all or any part of the federal, state and local withholding tax payments (whether mandatory or permissive) to be made by the Participant with respect to ceasing of the restrictions (up to the maximum amount determined by the Participant's top marginal tax rate) in lieu of making such payments in cash; provided that such election may also be made in advance of the Lapse Date and will be effective on the date specified in the notice of election (subject, as applicable, to Section 16 of the 1934 Act), and further provided that, with respect to a Lapse Date that has occurred or will occur between January 1, 1994 and October 28, 1994, the election may be made by persons subject to and in accordance with
Section 16 of the 1934 Act through the end of the first Window Period which commences on, includes or follows October 28, 1994.
The Committee may establish from time to time rules or limitations with respect to the right of a Participant to elect to have the Company retain Restricted Shares in satisfaction of withholding payments; provided, however, that, in any event, any such rules or limitations must be in accordance with Section 16 of the 1934 Act and any applicable rules established under such Section.

      Section 7.  Governing Law.  All grants of Restricted Shares
      ----------  --------------
shall be made and accepted in the State of Ohio. The laws of the State of Ohio shall control the interpretation and performance of the provisions of the Plan.

      Section 8.  Effective Date of the Plan.  The effective date of
      ----------  ---------------------------
the Plan shall be December 10, 1987; provided, however, that if the Plan is not approved at the 1988 Annual Meeting of Shareholders by the holders of at least a majority of the outstanding voting power of the Company, the Plan shall immediately terminate. No dividends shall be paid prior to the 1988 Annual Meeting of Shareholders with respect to any Restricted Shares granted prior to such meeting. If the Plan is not approved at such meeting, all Restricted Shares granted prior thereto shall be retained by the Company, and the Company shall pay to the Participant in whose name such Restricted Shares were registered an amount equal to the Market Value on the date of grant of a number of Shares equal to such number of Restricted Shares.

                 ---------------------------------------

NOTE: (1)   Adopted by the Board of Directors of the Company on
            December 11, 1987.

      (2) Approved by the shareholders of the Company on April 28, 1988.

      (3) Addition of Article II, Section 2, subsection (d) adopted by the Board of Directors of the Company on December 15, 1989 (deleted February 28, 1991).

      (4) Amendment to Article I, Section 2, subsection (h) adopted by the Board of Directors of the Company on January 25, 1990.

      (5)   Amendments to Article I, Section 2, subsections (d) and
            (j); Article I, Section 3, subsection (a); and Article III, Section 1; and addition of Article 2, Section 5, subsection (g), adopted by the Board of Directors of the Company on January 24, 1991, and approved by the shareholders of the Company on April 25, 1991.

      (6)   Amendments to Article II, Section 2, subsections (a) and
            (b); and addition of Article I, Section 5, subsection
            (f) and Article IV, Section 3, subsection (d) adopted by the Board of Directors of the Company on February 28, 1991.

      (7) Amendments to Article I, Section 5, subsection (b); and addition of Article I, Section 5, subsection (b)(iii), adopted by the Board of Directors of the Company on July 23, 1992.

      (8) Amendment to Article IV, Section 6, subsection (b) adopted by the Board of Directors of the Company on April 28, 1994.












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